CONVERTIBLE LOAN AGREEMENT

This CONVERTIBLE LOAN AGREEMENT (the “Agreement”) is made as of the 25th day of February 2013 (the "Effective Date") between USA XO TOURS INC., a California corporation, with an address at 9368 Rosemead Blvd., No. 103, Rosemead, CA 91770 (the "Company") and SAN LOTUS HOLDING INC., a Nevada corporation, with an address at 3F B302C, No. 185 Kewang Road, Longtan Township, Taoyuan County 325, Taiwan (R.O.C.) (the "Lender").

Recitals

A. The Company has borrowed from the Lender, and the Lender has provided to the Company, certain funds (defined herein as the "Loan"), which the parties have agreed to make subject to the terms and conditions set forth herein;

B. The Loan is convertible (the "Conversion") into securities of the Company consisting of common shares of the Company, par value of $1, (the "Shares") upon the terms and conditions set forth herein; and

C. The Lender understands and acknowledges to the Company that this Agreement is being made pursuant to an exemption (the "Exemption") from registration provided by Section 4(2) of the United States Securities Act of 1933, as amended, (the "Securities Act") and Rule 506 of Regulation D of the Securities Act for the private offering of securities.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the receipt of which is hereby acknowledged by each of the parties hereto, the parties hereto covenant and agree as follows:

1. Representations and Warranties of the Lender

(a)           The Lender represents, warrants to and agrees with the Company that:

(i) the Lender makes the Loan to the Company and acquires the Conversion Right (as defined herein) in reliance upon the Exemption from registration provided by Section 4(2) of the Securities Act and Rule 506 of Regulation D of the Securities Act for the private offering of securities;

(ii) the Lender is eligible to make the Loan to the Company and acquire the Conversion Right in the Shares under Regulation D; further, all information, representations and warranties contained in this Agreement, or that have been otherwise given to the Company, are correct and complete as of the date hereof, and may be relied upon by the Company;

(iii) the Lender is aware of the significant economic and other risks involved in making the Loan to the Company and in acquiring and/or exercising the Conversion Right;

(iv) no federal or state agency has passed upon or made any finding or determination as to the fairness of this investment and no federal or state agency has recommended or endorsed the investment made hereunder;

(v) the Lender acknowledges that:

A. there are substantial restrictions on the sale and transferability of any Shares acquired upon exercise of the Conversion Right and the Lender understands that upon exercising the Conversion Right it will receive unregistered securities; and

B. the Lender may not be able to liquidate this investment in the event of any financial emergency and may be required to bear the economic risk of this investment for a lengthy or even indefinite period of time;

(vi) the Lender, alone or with its advisor, has enough knowledge and experience in financial and business matters to make it capable of evaluating the merits and risks of investing in the Company;

(vii) the Lender makes the Loan to the Company and acquires the Conversion Right as principal for its own account and not for the benefit of any other person;

(viii) the Lender understands that any certificates representing the Shares acquired by the Lender upon exercise of the Conversion Right will have a resale legend on them that will read substantially as follows:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE MAY NOT BE OFFERED OR SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (ii) TO THE EXTENT APPLICABLE, PURSUANT TO RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER SUCH ACT.

(ix) the Lender has good and sufficient right and authority to enter into this Agreement and to carry out the transactions contemplated by this Agreement on the terms and conditions contained herein.

(b)         The representations, warranties, covenants and agreements of and by the Lender contained in, or delivered pursuant to, this Agreement shall be true at and as of the Effective Date and shall remain in full force and effect throughout the term of this Agreement.

2. The Loan

(a) Subject to the terms of this Agreement, the Lender hereby agrees to loan to the Company, and the Company hereby agrees to borrow from the Lender, the principal sum of US$100,000 (the "Loan"), which Loan was advanced to the Company on January 30, 2012 (the "Advancement Date).

(b) The Loan shall be repaid by the Company by converting the Loan into shares of common stock (the “Share Conversion”) in the Company once the Company’s net asset value (“N.A.V.”) has been accurately determined, to the satisfaction of the Lender, by a full and complete audit (the “Audit”) by a U.S. certified public accountant. At such time, the Shares shall be calculated and distributed to the Lender based on the Company’s N.A.V. Such Share Conversion shall occur automatically after completion of the Audit and the Company will deliver the Shares to the Lender within a reasonable time after completion of the Audit.

(c) Should the Company be unable to complete the Audit within six months from the Advancement Date, the Company shall be required to repay the entire face value of the Loan to the Lender within seven (7) days after receiving written notice (the "Notice") from the Lender.

3. Covenants and Agreements of the Lender

(a) The Lender covenants and agrees with the Company that the Lender shall not make demand for payment of the Loan prior to the completion of the Audit, or six months after the Advancement Date, whichever occurs sooner, unless the Loan has otherwise become due and payable in accordance with the provisions of this Agreement.

4. Default

(a) If one or more of the following events shall occur, namely:

(i) the Company fails to distribute the Shares or repay the Loan in accordance with Section 2 above;

(ii) the Company makes an assignment for the benefit of its creditors or files a petition in bankruptcy or is adjudicated insolvent or bankrupt or petitions or applies to any tribunal for any receiver, receiver manager, trustee, liquidator or sequestrator of or for the Company or any of the Company's assets or undertaking, or the Company makes a proposal or compromise with its creditors or if an application or a petition similar to any of the foregoing is made by a third party creditor and such application or petition remains unstayed or undismissed for a period of thirty (30) days;

(iii) the Company fails to observe and comply with any material term, condition or provision of this Agreement or any other agreement or document delivered hereunder, and such failure continues unremedied for a period of thirty (30) days;

(iv) any representations, warranties, covenants or agreements contained in this Agreement or any document delivered to the Lender hereunder are found to be untrue or incorrect as at the date thereof; or

(v) the holder (including the Lender) of any mortgage, charge or encumbrance on any of the Company's assets and undertaking does anything to enforce or realize on such mortgage, charge or encumbrance;

then the Loan to the date of such default shall, at the option of the Lender, immediately become due and payable without presentment, protest or notice of any kind, all of which are waived by the Company.

5. General

(a) The parties hereto shall execute and deliver all such further documents and instruments and do all such acts and things as may either before or after the execution of this Agreement be reasonably required to carry out the full intent and meaning of this Agreement.

(b) This Agreement shall be construed in accordance with the laws of the State of Nevada.

(c) This Agreement may be assigned by the Lender subject to any assignee making requisite representations to meet applicable securities law exemptions; this Agreement may not be assigned by the Company.

(d) This Agreement may be signed by the parties in as many counterparts as may be deemed necessary, each of which so signed shall be deemed to be an original, and all such counterparts together shall constitute one and the same instrument.

(e) All notices, requests, demands or other communications hereunder shall be in writing and shall be "deemed delivered" to a party on the date it is hand delivered, or delivered by express or certified mail, to such party's address first above written, or to such other address as may be given in writing by the parties hereto.

IN WITNESS WHEREOF the parties have hereunto set their hands effective as of the date first above written.

USA XO TOURS INC.

By: /s/ Chen Tseng Chih Ying

Chen Tseng Chih Ying, CEO

USA XO Tours Inc.

SAN LOTUS HOLDING INC.

By: /s/ Chen Tseng Chih Ying

Chen Tseng Chih Ying

San Lotus Holding Inc.